STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Income Statement
Revenues	$ 245,680
Cost of goods sold	121,341
Gross profit	124,339
Operating Expenses:
General and Administrative	2,749,153	$ 2,866,095
Rent and other related party costs	49,017	156,400
Research and development	1,131,327	575,092
Total Operating Expenses	3,929,497	3,597,587
Loss from operations	(3,805,158)	(3,597,587)
Other income (expenses)
Cost to induce exercise of warrants	(961,767)	(344,835)
Interest expense	(6,065)	(404,317)
Change in fair value of derivative liability	724,617	193,915
Total other income (expense)	(243,215)	(555,237)
Net loss	$ (4,048,373)	$ (4,152,824)
Loss per share - Basic and diluted	$ (0.06)	$ (0.07)
Weighted average number of common shares outstanding, basic and diluted	70,421,874	60,128,127